UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2017 (December 4, 2017)

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On December 4, 2017, we entered into an agreement to amend and restate our current $1.4 billion unsecured revolving credit facility.  Under the amended facility, advances currently bear interest at LIBOR plus a margin of 1.175%.  The amended facility contains conditions, covenants, representations and warranties and events of default (with customary grace periods, as applicable) similar to (but updated in certain respects to reflect improvement in our credit metrics) the conditions, covenants, representations and warranties and events of default that existed prior to the amendment, including financial covenants that require us to, among other things, maintain a fixed charge coverage ratio as well as limit our net debt-to-capital ratio.

Certain of the lenders participating in the amended facility, and affiliates of those parties, provide banking, investment banking and other financial services to us from time to time for which they have received, and will in the future receive, customary fees.

The foregoing description of the provisions of the amended facility is summary in nature and is qualified in its entirety by reference to the full and complete terms of the credit agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

10.1

Amendment to the Credit Agreement, dated as of December 4, 2017, among Royal Caribbean Cruises Ltd., the various financial institutions as are or shall become parties thereto and The Bank of Nova Scotia, as administrative agent for the lender parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: December 7, 2017	By:	/s/ Bradley H. Stein
	Name:	Bradley H. Stein
	Title:	Senior Vice President, General Counsel & Secretary